UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by Indevus Pharmaceuticals, Inc. with the Securities and Exchange Commission on April 17, 2007 (the “Original 8-K”), announcing the completion of its acquisition of Valera Pharmaceuticals, Inc. This Form 8-K/A amends the Original 8-K to include the financial statements required by Item 9.01. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Original 8-K to include the financial statements required by Item 9.01 pertaining to Indevus’ acquisition of Valera Pharmaceuticals, Inc. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were included as part of the Amendment No.1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 and are incorporated herein by reference, and to the extent required, any additional financial statements will be filed as soon as practicable, and in any event no later than 71 days after the date on which the Original 8-K was required to be filed pursuant to Item 2.01.

(b)	Pro forma financial information.

The pro forma financial information required by this Item with respect to the merger described in Item 2.01 in the Original 8-K, as modified hereby, were included as part of the Amendment No.1 to Registration Statement on Form S-4 filed by Indevus with the Securities and Exchange Commission on March 12, 2007 and are incorporated herein by reference, and to the extent required, any additional pro forma statements will be filed as soon as practicable, and in any event no later than 71 days after the date on which the Original 8-K was required to be filed pursuant to Item 2.01.

Note Regarding Forward Looking Statements

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA, SANCTURA XR, NEBIDO and VANTAS; the early stage of product candidates under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA XR, NEBIDO, VALSTAR® and SUPPRELIN® LA; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR and the manufacture of NEBIDO, VANTAS and VALSTAR; dependence on third parties for supplies, particularly for histrelin, manufacturing, marketing, and clinical trials; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; changes in reimbursement policies and/or rates for SANCTURA, VANTAS, DELATESTRYL and any future products; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; the risk that the businesses of Indevus and Valera will not be integrated successfully following the merger in April 2007; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; market acceptance for the merger and approved products; risks of regulatory review and clinical trials; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; our reliance on intellectual property and having limited patents and proprietary rights; dependence on market exclusivity; valuation of our common stock; risks related to repayment of debts; risks related to increased leverage; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations and other risks. Indevus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: May 9, 2007	By: /s/ Thomas F. Farb
Thomas F. Farb President and Chief Operating Officer